UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 12, 2026
Date of Report (Date of earliest event reported)

Steele Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Chestnut Street
Mifflinburg, PA 17844
(Address of principal executive offices)

570-966-1041
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2026 Annual Meeting of Shareholders held on May 12, 2026, Steele Bancorp, Inc.’s (the “Corporation”) shareholders voted upon the following matters:

(1)	The election of four (4) Directors of the Corporation for terms of three (3) years, expiring in 2029;
(2)	An advisory vote to approve the compensation of named executive officers;
(3)	An advisory vote on the frequency of future advisory votes on the compensation of named executive officers;
(4)	Ratification of the selection of YHB CPAs and Consultants as the Corporation’s independent registered public accounting firm for 2026.

The results of the voting were as follows:

1. Proposal No. 1: Election of Directors:

The shareholders of the Corporation elected all four (4) of the nominees for directors by the following vote:

Director	For	Withheld	Broker Non-Vote
Timothy J. Apple	1,489,522	81,604	235,121
Richard J. Drzewiecki	1,477,289	93,837	235,121
Bradley E. Moyer	1,476,412	94,714	235,121
J. Todd Troxell	1,453,786	117,340	235,121

2. Proposal No. 2: Advisory vote to approve named executive officer compensation:

The shareholders of the Corporation approved the named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Vote
1,441,453	67,602	62,071	235,121

3. Proposal No. 3: Advisory vote on the frequency of future advisory votes on the compensation of named executive officers:

The shareholders of the Corporation voted for the frequency of further advisory votes on the compensation of named executive officers be every one year by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
859,024	68,143	588,336	55,623	235,121

4. Proposal No. 4: Ratification of the appointment of the Corporation's independent registered public accounting firm:

The shareholders of the Corporation ratified the appointment of YHB CPAs and Consultants as the Corporation's independent registered public accounting firm for the year ending December 31, 2026 by the following vote:

For	Against	Abstain
1,723,241	20,403	62,603

ITEM 7.01 REGULATION FD DISCLOSURE

On May 12, 2025, management made a presentation at the Corporation’s 2026 Annual Meeting of Shareholders. A copy of the slide presentation is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 12, 2026	Steele Bancorp, Inc.

By: /s/ Thomas C. Graver Jr.
Thomas C. Graver Jr.
Senior Executive Vice President & Chief
Financial Officer